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                                                                  EXHIBIT 10.121

                                                             1997 REVOLVING LOAN

                        FIFTH AMENDMENT TO LINE OF CREDIT
                          CREDIT AND SECURITY AGREEMENT

         THIS FIFTH AMENDMENT TO LINE OF CREDIT CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into effective as of January 31, 2001 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                    RECITALS

         A. The parties executed that certain Line of Credit Credit and Security Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Line of Credit Credit and Security Agreement dated as of August 11, 1998, by that certain Second Amendment to Line of Credit Credit and Security Agreement dated as of September 21, 1998, and by that certain Third Amendment to Line of Credit Credit and Security Agreement dated as of March 11, 1999 (collectively, the "Original Agreement"). All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Original Agreement.

         B. The parties executed that Fourth Amendment to Line of Credit Credit and Security Agreement dated as of February 1, 2001, to defer the interest payments that would otherwise be due on the first Business Day of February, May, August and November 2000 until the first Business Day of February 2001. The Original Agreement, as amended by that Fourth Amendment, is called the "Amended Original Agreement."

         C. The parties wish to further defer the aforementioned payments, plus the interest payment that would otherwise be due on February 1, 2001, until February 15, 2001.

         In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 2.3. Section 2.3(c) of the Amended Original Agreement is hereby amended by the addition of the following sentence to the end thereof:

         The Borrower and the Lender hereby agree that the interest that would otherwise be due on the first Business Day of February, May, August and November 2000 and of February 1, 2001 shall be deferred until, and shall be due on, February 15, 2001.

         2. Remainder of Amended Original Agreement. Except as amended hereby, the Amended Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.


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                                                             1997 REVOLVING LOAN

         3. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constituted one and the same document.

         4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         5. Governing Law and Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law.

         IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.


                                        CRESCENT OPERATING, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                        CRESCENT REAL ESTATE EQUITIES
                                        LIMITED PARTNERSHIP

                                        By: Crescent Real Estate Equities, Ltd.,
                                            its general partner


                                            By:
                                                --------------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------






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